Consolidated Statements of Comprehensive Income - DKK (kr) kr in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
INCOME STATEMENT
Revenue	kr 21,526	kr 16,474	kr 14,505
Cost of product sales	(985)	(226)
Research and development expenses	(9,748)	(7,630)	(5,562)
Selling, general and administrative expenses	(3,790)	(3,297)	(2,676)
Acquisition and integration related charges	(300)
Total costs and operating expenses	(14,823)	(11,153)	(8,238)
Operating profit	6,703	5,321	6,267
Financial income	4,438	1,940	3,189
Financial expenses	(1,977)	(1,624)	(2,511)
Net profit before tax	9,164	5,637	6,945
Corporate tax	(1,320)	(1,285)	(1,493)
Net profit	7,844	4,352	5,452
Amounts which may be re-classified to the income statement:
Exchange differences on translation of foreign operations	430	(38)	17
Total comprehensive income	kr 8,274	kr 4,314	kr 5,469
Basic net profit per share	kr 122.21	kr 66.64	kr 83.38
Diluted net profit per share	kr 121.36	kr 66.02	kr 82.59